Exhibit 99.1
[Logo] IES                       NEWS RELEASE

                                 Contacts:  William W. Reynolds, CFO
                                            Integrated Electrical Services, Inc.
                                            713-860-1500

FOR IMMEDIATE RELEASE                       Ken Dennard / kdennard@drg-e.com
                                            Karen Roan / kroan@drg-e.com
                                            DRG&E   /   713-529-6600

                   IES Updates "Company & Investment Profile"

HOUSTON -- AUGUST 20, 2003 -- Integrated Electrical Services, Inc. (NYSE: IES) today announced that it has updated its "Company & Investment Profile," which can be found on the company's website at www.ies-co.com under the investor relations section, and is being furnished on Form 8-K to the Securities and Exchange Commission. The "Company & Investment Profile" includes updated discussions of IES' performance, strategies, industry outlook, peer analysis and guidance along with expanded discussion about the company's organizational systems, processes and controls, and competitive landscape.

      This profile is being published and updated by IES in continuation of the company's effort to provide greater disclosure and increased transparency to the investment community. Given structural and regulatory changes impacting the securities industry and challenging capital market conditions, it is the company's intent to take greater responsibility and a more proactive role in communicating with investors.

      Investors and interested parties are encouraged to visit the investor relations section on the company's website, http://www.ies-co.com, to download the Adobe Acrobat formatted file of the updated "Company & Investment Profile."

      Also, management will be meeting with analysts and institutional investors in various cities over the next several months to provide an update on the company's strategy and reviewing the "Company & Investment Profile."

      Integrated Electrical Services, Inc. is a leading national provider of electrical solutions to the commercial and industrial, utility, residential and service markets. The company offers electrical system design and installation, contract maintenance and service to large and small customers, including general contractors, developers and corporations of all sizes.

This press release includes certain statements, including statements relating to the Company's expectations of future operating results that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In addition to historical information, this document contains forward-looking statements made by the management of IES. Such statements are typically identified by terms expressing future expectation or goals. These forward-looking statements, although made in good faith, include assumptions, expectations, predictions, intentions or beliefs about future events and are subject to risks and uncertainties that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause such differences include, but are not limited to, inherent uncertainties relating to estimating future results, fluctuations in operating results because of down-turns in levels or types of construction, incorrect estimates used in entering fixed-price contracts, difficulty in managing operations in existing, geographically-diverse operations, the high level of competition in the construction industry, the impact of variations in interest rates, general level of the economy, changes in the level of competition in the electrical industry, changes in the costs of labor, changes in the cost or availability of bonds required for certain types of projects, inability to find sufficient numbers of trained employees, inability to successfully achieve or maintain planned business objectives, inaccurate estimates used in percentage of completion calculations, the unknown effect of U.S. involvement in armed conflict, and seasonal variation in the ability to perform work. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinion only as the date hereof. We take no obligation to revise or publicly release the results of any revision of these forward-looking statements. If any revisions are made to this document, the revisions will necessarily be delayed from the occurrence of the event or receipt of the information upon which the revision will be based. Readers should carefully review the cautionary statement described in this and other documents we file from time to time with the Securities and Exchange Commission, including annual reports on Form 10-K.

                                                                      [LOGO] IES

August 2003                                                       www.ies-co.com

Integrated Electrical Services
(NYSE: IES)

Company & Investment Profile
--------------------------------------------------------------------------------

      Key Investment Points

o IES is the largest provider of electrical contracting services in the U.S., with approximately 140 locations across the country. Its size, diverse customer base and breadth of services give the Company significant advantages in the marketplace and cushion it from economic swings.

o The Company's size also allows it to provide nationwide service to larger customers.

o In 2004, many sectors where IES has significant strength and tends to have higher profit margins, such as manufacturing facilities, hotels, office buildings and retail centers, are expected to have significant construction growth.

o IES is well-positioned to take advantage of any power grid upgrade work. 7% of IES' current backlog is from power utility work including electrical infrastructure projects. IES has two subsidiaries dedicated to this type of work and four others with a focus in this area.

o Management's Back to Basics and One Company. One Plan. initiatives have maintained backlog, lowered costs and increased cash flow.

o IES generated record cash flow from operations of $53.4 million in 2002 and through June 30, 2003 has generated $36.7 million. A portion of the cash is being used to pay down debt and execute on a 2 million share common stock repurchase program, which is 75% complete with approximately
      1.5 million shares repurchased at 6/30/03.

o IES' executive incentive plan, while discretionary, is aligned with shareholder expectations and is structured such that executives may receive up to a target bonus when IES achieves certain levels of profitability.

o IES maintains strong corporate governance policies, including split CEO and Chairman positions and a seven-person board with four outside directors.

(Amounts in Millions, except per share data)
----------------------------------------------------------------
Price (8/15/03)                                           $6.10
52 Wk. High/Low                                   $7.73 - $3.10
Total Shares (as of7/29/03)                                38.8
Equity Market Cap.                                         $237
Average Daily Volume (approximate)                      100,000
Cash (as of 6/30/03)                                        $40
Total Debt (as of 6/30/03)                                 $248
Total Enterprise Value (TEV)*                              $445
Institutional Ownership (as of 6/30/03)                     56%
Inside Ownership (as of 6/30/03)                            25%
----------------------------------------------------------------
2003 EPS Guidance                                 $0.53 - $0.60
2003 P/E Multiple                                 11.5x - 10.2x
Price / Sales Multiple                                     0.2x
Price / Book Value Per Share                               0.9x
Book Value Per Share                                      $6.78
----------------------------------------------------------------
* Total Enterprise Value = Equity Market Cap. + Debt - Cash

-------------------------------------------------------------------
                 IES HAS OUTPERFORMED THE S&P 500
-------------------------------------------------------------------
Jan-01        6.42     1366.01                     1.13        1.04
Feb-01        6.04     1239.94                     1.06        0.94
Mar-01        5.70     1160.33                     1.00        0.88
Apr-01        5.50     1249.46                     0.97        0.95
May-01        8.99     1255.82                     1.58        0.96
Jun-01        9.75     1224.38                     1.71        0.93
Jul-01        8.60     1211.23                     1.51        0.92
Aug-01        8.20     1133.58                     1.44        0.86
Sep-01        5.40     1040.94                     0.95        0.79
Oct-01        3.70     1059.78                     0.65        0.81
Nov-01        4.08     1139.45                     0.72        0.87
Dec-01        5.12     1148.08                     0.90        0.87
Jan-02        4.50     1130.20                     0.79        0.86
Feb-02        4.35     1106.73                     0.76        0.84
Mar-02        5.00     1147.39                     0.88        0.87
Apr-02        5.25     1076.92                     0.92        0.82
May-02        5.50     1067.14                     0.97        0.81
Jun-02        6.25      989.82                     1.10        0.75
Jul-02        5.35      911.62                     0.94        0.69
Aug-02        4.94      916.07                     0.87        0.70
Sep-02        3.74      815.28                     0.66        0.62
Oct-02        3.80      885.76                     0.67        0.67
Nov-02        3.90      936.31                     0.69        0.71
Dec-02        3.85      879.82                     0.68        0.67
Jan-03        4.35      855.70                     0.76        0.65
Feb-03        3.84      841.15                     0.67        0.64
Mar-03        4.08      874.74                     0.72        0.67
Apr-03        5.73      917.52                     1.01        0.70
May-02         6.2         925                     1.09        0.70
Jun-03        7.25      974.50                     1.22        0.74
Jul-03        7.26      990.31                     1.13        0.72

================================================================
This document was produced by Integrated Electrical Services, Inc. and is not an independent analyst report.

INTEGRATED ELECTRICAL SERVICES, INC. - Summary Financial Data
--------------------------------------------------------------------------------

(Dollars in Millions)
--------------------------------------------------------------------------------
                            SUMMARY INCOME STATEMENT
--------------------------------------------------------------------------------
                                                  FYE - September 30,
                                         ---------------------------------------
                                           2001           2002           2003E**
                                           ----           ----           -------
Revenue                                  $1,693         $1,475            $1,475
Cost of Services                          1,385          1,253               -
                                         ------        -------     -------------
Gross Profit                                308            222               -
SG&A                                        214            174               -
Restruct. Charge                              -              6               -
Goodwill Amort.                              13              -               -
                                         ------        -------     -------------
Operating Income                             81             42               -
Interest Expense                            (26)           (27)              -
Other, net                                    -              1               -
                                         ------        -------     -------------
Pretax Income before Accounting Change       55             16               -
Taxes                                        26              6               -
Cumulative effect of Accounting Change        -            283               -
                                         ------        -------     -------------
Net Income                                 $ 29         $ (273)              -
                                         ======        =======     =============
Net Income before Accounting Change        $ 29           $ 10               -
Diluted EPS                              $ 0.70        $ (6.86)    $0.53 - $0.60
Accounting Change*                            -          (7.11)              -
                                         ------        -------     -------------
Operating EPS*                            $0.70          $0.25     $0.53 - $0.60
Diluted Shares                             40.9           39.8               -

* Before cumulative effect of change in accounting principle, net of tax. ** 2003 Company Guidance.

--------------------------------------------------------------------------------
                                   KEY MARGINS
--------------------------------------------------------------------------------
                                           FYE - September 30,
                                           2001           2002
                                           ----           ----
Gross Margin                              18.2%          15.1%
SG&A as % Revenues                        12.6%          11.8%
Operating Margin                           4.8%           2.8%
Pretax Margin                              3.2%           1.1%
Net Margin                                 1.7%           0.7%
Return on Equity                           5.5%           5.1%
Return on Assets                           2.8%           2.3%
WACC (Weighted Average Cost of Capital) - Approximately 11%

--------------------------------------------------------------------------------
                                   2001           2002                   2003*
--------------------------------------------------------------------------------
52 Wk High                       $10.00          $6.50                   $7.73
--------------------------------------------------------------------------------
52 Wk Low                         $4.90          $3.07                   $3.10
--------------------------------------------------------------------------------
TEV/Op. Income High                 7.9x           7.0x
--------------------------------------------------------------------------------
TEV/Op. Income Low                  3.3x           5.7x
--------------------------------------------------------------------------------
P/E High                           10.5x          13.0x             14.6x-12.9x
--------------------------------------------------------------------------------
P/E Low                             5.2x           6.1x               5.9x-5.2x
--------------------------------------------------------------------------------
* Share prices in 2003 are YTD and EPS is the corporate guidance range.

--------------------------------------------------------------------------------
                        SUMMARY BALANCE SHEET AND RATIOS
--------------------------------------------------------------------------------
                                                 FYE - September 30,
                                                 -------------------
Assets                                            2001        2002     Q3 2003
------                                            ----        ----     -------
   Current Assets                                 $453        $438        $449
   Total Assets                                 $1,034        $722        $726

Liabilities and Equity
   Current Liabilities                            $216        $194        $186
   Total Debt                                     $289        $249        $248
   Stockholders' Equity                           $529        $254        $263
Working Capital % of Revenue*                    13.8%       14.4%       15.5%
Capital Expenditures as % Revenue                 1.5%        0.8%        0.5%

* Working Capital = Cur. Assets less Cash minus Non-Interest Bearing Cur. Liabilities.

 ---------------------
        BACKLOG *
 ---------------------
 (Dollars in Millions)

     1999     $644
     2000     $726
     2001     $789
     2002     $801
  Q3 2003     $747

* Excludes divestitures and is work which the Company has signed contracts for, but has not yet completed.

--------------------------------------------------------
             IES 12 MONTH STOCK PERFORMANCE
--------------------------------------------------------

Graphic Omitted

Disclosure Statement
--------------------------------------------------------------------------------

This report was prepared by Integrated Electrical Services, Inc. ("IES" or the "Company"). The opinions shared in this document are the beliefs of management at the time of printing.

This document includes certain statements, including statements relating to the Company's expectations of future operating results that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In addition to historical information, this document contains forward-looking statements made by the management of IES. Such statements are typically identified by terms expressing future expectation or goals. These forward-looking statements, although made in good faith, include assumptions, expectations, predictions, intentions or beliefs about future events and are subject to risks and uncertainties that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause such differences include, but are not limited to, inherent uncertainties relating to estimating future results, fluctuations in operating results because of down-turns in levels or types of construction, incorrect estimates used in entering fixed-price contracts, difficulty in managing operations in existing, geographically-diverse operations, the high level of competition in the construction industry, the impact of variations in interest rates, general level of the economy, changes in the level of competition in the electrical industry, changes in the costs of labor, changes in the cost or availability of bonds required for certain types of projects, inability to find sufficient numbers of trained employees, inability to successfully achieve or maintain planned business objectives, inaccurate estimates used in percentage of completion calculations, the unknown effect of U.S. involvement in armed conflict, and seasonal variation in the ability to perform work. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinion only as the date hereof. The Company takes no obligation to revise or publicly release the results of any revision of these forward-looking statements. If any revisions are made to this document, the revisions will necessarily be delayed from the occurrence of the event or receipt of the information upon which the revision will be based. Readers should carefully review the cautionary statement described in this and other documents filed from time to time with the Securities and Exchange Commission, including annual reports on Form 10-K.

IES cautions readers that the following important factors as well as others, in some cases have affected, and in the future could affect, IES' actual results and could cause IES' results in the future to differ materially from the goals and expectations expressed herein and in any other forward-looking statements made by or on behalf of IES.

Maintaining or achieving growth from operations is dependent primarily on achieving anticipated level of earnings before depreciation, amortization, and other non-cash charges, controlling expenditures to budgeted levels, collecting accounts receivable, and maintaining costs at current or lower levels.

In addition to the factors addressed above, financial performance may be affected by many other important factors including the following: the ability of IES to attract and retain key personnel; the amount and rate of growth in IES' general and administrative expenses; the ability of IES to stay within the limits of the credit ratios set out in its debt covenants; changes in inflation or other general economic conditions affecting the domestic construction and electrical contracting industry; unanticipated legal proceedings and unanticipated outcomes of legal proceedings; changes in accounting policies and practices required by generally accepted accounting principles, the Securities and Exchange Commission and other regulatory bodies.


================================================================
This document was produced by Integrated Electrical Services, Inc. and is not an independent analyst report.